Richard N. Barton
President and CEO

Gregory S. Stanger
SVP and CFO

Expedia, Inc.

The Online Travel Leader



August 2002

Safe Harbor Statement

This presentation contains forward-looking statements relating to future events or future financial performance that involve risks and uncertainties. Actual results may differ materially from those anticipated in these statements based on a number of factors, including those identified in the Company's most recent filings with the SEC.

Investment Highlights

- Enormous opportunity
- Advantaged business model and technology
- Leadership in online travel distribution
- Track record of execution

The Worldwide Travel Market


$850 Billion
Travel
$281B
Other
$350B
Europe
$219B
U.S.
$2.6 Trillion Travel and
Tourism
$850B
Travel
$1,750B
Destination Services
$219 Billion
U.S. Travel
$71B
Corporate
$148B Leisure &
Unmanaged Business

Source: Data as of 2001 from WTTC, Jupiter Research & Expedia estimates

Online Penetration of U.S. Leisure and Unmanaged Business Travel Market



Online as % of Total Market
100%
80%
60%
40%
20%
0%
1997 1998 1999 2000 2001
'07 to '12
Total Market Size:
2001: $148B
2010: $209B
13% or
$19B
Online
in 2001
Gross Bookings
75% $156B
Expedia
Expectation
50% $104B

Online Penetration of U.S. Corporate Travel Market



Online as % of Total Market
100%
80%
60%
40%
20%
0%
-20%
Total Market Size:
2001: $71B
2010: $124B
7% or
$5B
Online
in 2001
1997 1998 1999 2000 2001
'07 to '12
Gross Bookings
60% $74B
Expedia
Expectation
40% $50B

Expedia, Inc.

Online Penetration of European Travel Market



Online as % of Total Market
100%
80%
60%
40%
20%
0%
Market Size:
2001: $350B
2010: 450B
1% or
$4B
Online
in 2001
1997 1998 1999 2000 2001
'07 to '12
Gross Bookings
50% $225B
Expedia
Expectation
30% $135B

Expedia, Inc.

Online Penetration Drivers

- A superior consumer experience
  - Visual, text data far superior to phones and brochures
- A superior supplier experience
  - Efficient, economic distribution of rich, constantly changing data
- A weakening traditional channel
  - Declining commissions favor efficiency and scale
  - Zero/reduced commission effect has just begun in corporate channel
- Comparison to other e-commerce models
  - Virtual product – no shipping or warehousing
  - Rich data set – lends itself to internet shopping experience and decision support tools and content

Expedia's Opportunity
Hypothetical gross bookings in 5 to 10 years

	Leisure and Unmanaged Business	Corporate	Europe	Total
Online Gross Bookings	$104B - $156B	$50B - $74B	$135B - $225B	$289B - $455B
Expedia Share	19% (Today*)	0% - 10%	5% (Today) - 10%	9% - 13%
Expedia Gross Bookings	$20B - $30B	$0B - $7B	$6B - $23B	$26B - $60B

* Based on Expedia's annualized June quarter gross bookings and Jupiter's forecasted 2002 total.

Expedia's Revenue as a % of Gross Bookings*

Q202

Lodging:	**18 to 22%**
Other:	**5 to 7%**
Total:	**9.9%**

Relevant Industry Trends

- Growth is most rapid in lodging
- Pressure on revenue per airline ticket
- Industry consolidating
- Competition may have peaked



Expedia Revenue as % of Gross Bookings
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
6.6%
9.2%
9.7%
2000
2001
1H02

*United States, online only

Expedia Worldwide Gross Bookings



Gross Bookings
$Millions
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2000-2001: Up 62%
Q201-Q202: Up 66%
$401
$450
$467
$475
$670
$802
$723
$704
$1,107
$1,333
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2

	2000	2001	1H02
Total:	$1.8B	$2.9B	$2.4B
Expedia as % U.S. online travel:	12.2%	14.2%	19.5%

Expedia, Inc.

Expedia Performance vs. Competition



Quarterly Gross Bookings
$Millions
1,400
1,200
1,000
800
600
400
200
0
Expedia
Travelocity
Orbitz
ROOM
1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02

*Source: Company reports, Expedia estimates

**ROOM figure is gross sales as ROOM does not report gross revenue

Expedia's Advantages

- Technology: Expert Searching and Pricing (ESP) Technology enables
  - Top quality air query results
  - Dynamic packaging of all inventory types
- Business Model: Massive scale in air + leadership in highly profitable merchant lodging =
  - Scale driven cost advantage
  - Ability to cross sell and package merchant lodging and other inventory
  - Favorable terms from suppliers relative to market as a whole
  - Combined economics of agency and merchant businesses enable Expedia to compete effectively and profitably with lowest priced channels of distribution (to suppliers)

Corporate Travel

Current Environment:

- Per transaction revenue to agents declining
- Agents passing additional costs to corporate customers
- Quality of service difficult to provide efficiently
- Online vs. offline pricing disparity from suppliers
  - ➔ Customers dissatisfied with offline model

Expedia's Strategy:

- Start with Metropolitan Travel's local expertise and customers
- Leverage existing technology and relationships
- Extend existing business models
- Refine offering and pricing
- Roll out nationally
- Modest investment in 2003 and profitability forecasted in 2004

Hotel and Package Online Leadership – June Q Metrics

#1

in Q2 room nights stayed: 2.6M

#1

in Q2 merchant room nights stayed: 2.1M

#1

in packages

Expert Searching and Pricing (ESP)

- Revolutionary fare searching technology
  - Deeper searches
  - Better pricing
  - Massively increased consumer choice and control
- Common database incorporating
  - Negotiated and published rates
  - All types of inventory
- Ability to combine types of inventory -- package engine
- Difficult to recreate:
  - $100M +, 5 year investment
  - Exceptionally talented engineers

Expert Searching and Pricing (ESP)



home
flights
hotels
cars
vacation packages
cruises
deals
guides
maps
business
Site Map | My Trips | My Profile | Customer Support
Change your search
Departure airport:
BOS (Boston)
Destination airport:
SAN (San Diego)
Departing: (MM/DD/YY)
Anytime
Returning: (MM/DD/YY)
Anytime
Airline:
Start over
Go
Change Passengers
PRICE NOTE
For your convenience, we've added estimated price hints to some of these flights. Prices may vary and will be verified prior to purchase.
QUESTIONS?
Can I use a credit card with a billing address outside the U.S.?
Is it safe to buy online?
Need help with this page?
Other FAQs
Boston, MA (BOS-Logan Intl.) to San Diego, CA (SAN-Lindbergh Field)
Expedia Picks
Build your own trip:
Quick compare
Bargain Fares
from $306
Special rates
All airlines
from $306
America West
from $346
US Airways
from $372
United Airlines
from $387
To build your own trip, first pick any departing flight
Sort by lowest price shortest flights departure time arrival time
from $306 Expedia Bargain Fare
Tell me more
Depart Boston (BOS)
Arrive San Diego (SAN)
Flights depart between 6 AM and 10 PM
This Bargain Fare will expire at 2:02 PM PT, 6-Aug, and is subject to change until purchase is complete.
from $346
Choose and continue
8:05 AM Depart Boston (BOS)
Arrive San Diego (SAN) 12:50 PM
Tue 27-Aug
7hr 45mn
America West 143 / 193
Connect in Las Vegas (LAS)
from $358
Choose and continue
9:41 AM Depart Boston (BOS)
Arrive San Diego (SAN) 2:32 PM
Tue 27-Aug
7hr 51mn
America West
Connect in Phoenix (PHX)
from $358
Choose and continue
9:41 AM Depart Boston (BOS)
Arrive San Diego (SAN) 2:32 PM
Tue 27-Aug
7hr 51mn
America West
Connect in Phoenix (PHX)
from $358
Choose and continue
5:59 PM Depart Boston (BOS)
Arrive San Diego (SAN) 10:45 PM
Tue 27-Aug
7hr 46mn
America West 530 / 192
Connect in Phoenix (PHX)
from $367
Choose and continue
7:00 AM Depart Boston (BOS)
Arrive San Diego (SAN) 11:36 AM
Tue 27-Aug
7hr 36mn
America West
Connect in Phoenix (PHX)
from $372 Web Fare
Choose and continue
3:15 PM Depart Boston (BOS)
Arrive San Diego (SAN) 7:41 PM
Tue 27-Aug
7hr 26mn
US Airways 243 / 93
Connect in Pittsburgh (PIT)
from $387 Web Fare
Choose and continue
12:15 PM Depart Boston (BOS)
Arrive San Diego (SAN) 4:56 PM
Tue 27-Aug
7hr 41mn
United Airlines
Connect in Chicago (ORD)
from $400 Web Fare
Choose and continue
6:00 AM Depart Boston (BOS)
Arrive San Diego (SAN) 10:32 AM
Tue 27-Aug
7hr 30mn
United Airlines 1531
1 stop

Choice:
621 combinations

Choice:
Expedia Bargain Fare

Choice:
Web Fares

Expedia, Inc.

Expert Searching and Pricing (ESP)


home
flights
hotels
cars
cruises
deals
guides
maps
business
Site Map | My Trips | My Profile | Customer Support
Boston, MA (BOS-Logan Intl.) to San Diego, CA (SAN-Lindbergh Field)
Change your search
Departure airport:
BOS (Boston)
Destination airport:
SAN (San Diego)
Anytime
Airline:
All Airlines
Go
Build your own trip:
quick compare
America West
US Airways
United Airlines
from $346
from $372
from $387
To build your own trip, first pick any departing flight
Sort by lowest price shortest flights departure time arrival time
from $306 Expedia Bargain Fare
Tell me more
Depart Boston (BOS)
Arrive San Diego (SAN)
Flights depart between 6 AM and 10 PM
This Bargain Fare will expire at 2:02 PM PT, 6-Aug, and is subject to change until purchase is complete.
Change Passengers
Passenger total 1
Change passengers
from $346
Choose and continue
8:05 AM Depart Boston (BOS)
Arrive San Diego (SAN) 12:50 PM
Tue 27-Aug
7hr 45mn
America West 143 / 193
Connect in Las Vegas (LAS)
from $358
Choose and continue
9:41 AM Depart Boston (BOS)
Arrive San Diego (SAN) 2:32 PM
Tue 27-Aug
7hr 51mn
America West 821 / 196
Connect in Phoenix (PHX)
PRICE NOTE
For your convenience, we've added estimated price hints to some of these flights. Prices may vary and will be verified prior to purchase.
from $358
Choose and continue
9:41 AM Depart Boston (BOS)
Arrive San Diego (SAN) 2:32 PM
Tue 27-Aug
7hr 51mn
America West
Connect in Phoenix (PHX)
from $358
Choose and continue
5:59 PM Depart Boston (BOS)
Arrive San Diego (SAN) 10:45 PM
Tue 27-Aug
7hr 46mn
America West 530 / 192
Connect in Phoenix (PHX)
QUESTIONS?
Can I use a credit card with a billing address outside the U.S.?
from $367
Choose and continue
7:00 AM Depart Boston (BOS)
Arrive San Diego (SAN) 11:36 AM
Tue 27-Aug
7hr 36mn
America West
Connect in Phoenix (PHX)
Is it safe to buy online?
from $372 Web Fare
Choose and continue
3:15 PM Depart Boston (BOS)
Arrive San Diego (SAN) 7:41 PM
Tue 27-Aug
7hr 26mn
US Airways
Need help with this page?
Other FAQs
from $387 Web Fare
Choose and continue
12:15 PM Depart Boston (BOS)
Arrive San Diego (SAN) 4:56 PM
Tue 27-Aug
7hr 41mn
United Airlines 547 / 1881
Connect in Chicago (ORD)
from $400 Web Fare
Choose and continue
6:00 AM Depart Boston (BOS)
Arrive San Diego (SAN) 10:32 AM
Tue 27-Aug
7hr 32mn
United Airlines
1 stop

Control: Change without hitting back button

Control: Choose search parameters

Control: Create your own outbound / return pair

Expedia, Inc.

Integrated Cross-Sell

Flight search result

Cross-sell



home flights hotels cars vacation packages cruises deals guides maps business
Site Map | My Trips | My Profile | Customer Support
Summary
1 Ticket / Roundtrip
SEA Seattle to
JFK New York
Total cost $426.50
QUESTIONS?
Can I use a credit card with a billing address outside the U.S.?
Is it safe to buy online?
Need help with this page?
Other FAQs
Total price for this trip: $426.50
Learn about the benefits of buying online. Booking online with Expedia.com is safe and easy. Your credit card information is protected by SSL encryption and by our credit card guarantee.
1 Review the flight details
Wed 14-Aug-02
2406 mi (3872 km) 5hr 4mn
Seattle (SEA) Depart 11:30 PM
to
New York (JFK) Arrive 7:34 AM +1 day Terminal 9
AmericanAirlines
Flight: 292
Economy/Coach Class, Snack, Boeing 757, 70% on time
Total miles: 2406 mi (3872 km)
Total flight time: 5hr 4mn
Sun 18-Aug-02
2406 mi (3872 km) 6hr 4mn
New York (JFK) Depart 8:00 AM Terminal 9
to
Seattle (SEA) Arrive 11:04 AM
AmericanAirlines
Flight: 265
Economy/Coach Class, Breakfast, Boeing 757, 80% on time
Total miles: 2406 mi (3872 km)
Total flight time: 6hr 4mn
Tip: Flight terminals may change. Please confirm the terminal with the airline before leaving for the airport.
Expedia.com Special Deals for this flight and a hotel
Expedia.com has negotiated special prices for the following packages that include this flight and a hotel. Select an option to view the package details, to be followed by the package rules and restrictions.
$923.90 This flight plus 3 nights at Hilton New York.
Select and Continue
$832.01 This flight plus 3 nights at Metropolitan Hotel (Formerly Loews New York).
Select and Continue
$779.96 This flight plus 3 nights at Expedia Bargain Hotel.
Select and Continue
See more package options

Expedia, Inc.

Revenue


2000-2001: Up 90%
Q201-Q202: Up 85%
160
140
120
100
80
60
40
20
0
$33
$37
$42
$44
$57
$78
$79
$82
$116
$145
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q102
Q202
2000 $157M
2001 $297M
1H02 $261M

Expedia Leads in Q2 Revenue Y/Y Growth


100
75
50
25
0
85%
47%
24%
21%
Expedia
eBay
Yahoo!
Amazon

Gross Profit

2000-2001: Up 118%
Q201-Q202: Up 76%



120
100
80
60
40
20
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Gross profit
Gross margin
$17
$22
$26
$28
$39
$55
$53
$56
$81
$97
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q102
Q202

	2000 $93M	2001 $203M	1H02 $178M
Gross Margin:	59%	69%	68%

Operating Expense*


2000-2001: Up 11%
Q201-Q202: Up 40%
75
50
25
0
$39
$36
$29
$32
$36
$41
$40
$37
$50
$57
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q102
Q202
2000 $136M
2001 $154M
1H02 $107M

*Before certain non-cash and non-recurring items

Expedia, Inc.

Operating Expense* % of Revenues


125
100
75
50
25
0
119%
99%
68%
72%
63%
52%
50%
46%
43%
39%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q102
Q202
2000 87%
2001 52%
1H02 41%

* Before certain non-cash and non-recurring charges

Pre-Tax Adjusted Net Income


50
40
30
20
10
0
-10
-20
-$15.8
-$13.1
-$1.6
-$2.6
$4.4
$15.0
$15.1
$18.9
$33.0
$43.2
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q102
Q202
2000 $-33M
2001 $53M
1H02 $76M

Expedia, Inc.

Margin Expansion

	2000	2001	JuneQ02
Gross Profit/Gross Bookings	5.2%	7.0%	7.3%
Pre Tax Adj Earns/Gross Bookings	NA%	1.8%	3.2%
Pre Tax Adj Earnings/Revenue	NA%	18.0%	29.8%

Investment Highlights

- Enormous opportunity
- Advantaged business model and technology
- Leadership in online travel distribution
- Track record of execution